Share Capital	12 Months Ended
Dec. 31, 2011
Share Capital [Abstract]
Share Capital

17. Share capital

     From the date of our acquisition of AerCap B.V. to just prior to our initial public offering, we were a Netherlands limited partnership under the name of AerCap Holdings C.V. with $370,000 of partnership capital held by four limited partners and one general partner, all located in Luxemburg. In anticipation of our public offering, AerCap Holdings N.V. was formed with 45,000 ordinary shares held by the same Luxemburg entities. AerCap Holdings N.V. issued one additional share to acquire all of the assets and liabilities of AerCap Holdings C.V. in a common control transaction after which, AerCap Holdings C.V. was put in liquidation. On November 10, 2006, we effected a 1,738.6 for one share split resulting in total ordinary shares issued and outstanding of 78,236,957 and reduced the par value of each ordinary share from €1.00 to €0.01. Because our conversion from a Netherlands limited partnership to a Netherlands public limited liability company was accomplished in a common control transaction, we have retroactively reflected our capital structure during the period when our group was owned by AerCap Holdings C.V. (limited partnership) as if it were owned by AerCap Holdings N.V. based on 78,236,957 ordinary shares outstanding.

     On November 27, 2006, we sold 6,800,000 ordinary shares at $23 per share in an initial public offering. We received net proceeds of $143,017 after deducting underwriting discounts and commissions and offering expenses payable by us. We used the net proceeds from the initial public offering plus existing cash to retire $168,600 of senior and subordinated debt of AeroTurbine. In connection with the early retirement of this debt, we wrote off $3,300 of debt issuance costs and paid prepayment penalties of $1,686. On November 27, 2006, we completed the initial public offering of 26,100,000 (including the above mentioned 6,800,000 ordinary shares) of our ordinary shares on The New York Stock Exchange and on August 6, 2007 we completed the secondary offering of 20,000,000 additional ordinary shares on The New York Stock Exchange. On March 25, 2010, the all-share acquisition of Genesis was completed and increased our outstanding ordinary shares by 34,348,858. On November 11, 2010, we completed a transaction with Abu Dhabi-based investment holding company Waha. As part of this transaction our outstanding ordinary shares increased by 29,846,611. On August 5, 2011 and September 19, 2011, we announced that AerCap's Board of Directors approved a share repurchase program. On November 2, 2011 we completed the share repurchase program for 2011. In total we acquired 9,402,663 ordinary shares for a consideration of $100.0 million with an average share price of $10.64.

     As of December 31, 2011, our authorized share capital consists of 250,000,000 ordinary shares with a par value of €0.01. Our outstanding ordinary share capital as per December 31, 2011 included 149,232,426 ordinary shares of which 9,332,982 ordinary shares are held as treasury stock.